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                                                                  EXHIBIT 10.25

                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT ("Agreement") is made as of the 26th day of January, 1996 by and among HEARx Ltd., a Delaware corporation (the "Company"), Invemed Associates, Inc., a New York corporation ("Invemed") and the investors listed on Schedule A hereto (each, together with Invemed, an "Investor" and collectively the "Investors").

         In consideration of the mutual promises made herein, the parties hereto agree as follows:

    1. Definitions. The following terms, as used herein, have the following meanings:

         1.1 "Affiliate" means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such Person.

         1.2 "Agreements" means this Agreement, the Registration Rights Agreement and the Sell Along Rights Agreement.

         1.3 "Closing" means the consummation of the transaction contemplated by this Agreement, which shall occur simultaneously with the execution hereof.

         1.4 "Common Stock" means the Common Stock, par value $0.10 per share, of the Company.

         1.5 "Invemed Warrants" means warrants to purchase up to 2,250,000 shares of Common Stock at an exercise price of $0.63 per share, exercisable for a period of five years from the date of issuance, the form of which is attached hereto as Exhibit D.

         1.6 "Investor Warrants" means Class A Warrants to purchase up to an aggregate of 10,909,090 shares of Common Stock at an exercise price of $0.55 per share, exercisable for a period of five years from the date of issuance, the form of which is attached hereto as Exhibit E-1; and Class B Warrants to purchase up to an aggregate of 4,000,000 shares of Common Stock at an exercise price of $0.55 per share, exercisable for a period of one year beginning on the fourth anniversary of the date of this Agreement and non-detachable from the 1996 Preferred Stock until exercisable, the form of which is attached hereto as Exhibit E-2.

         1.7 "Material Adverse Effect" means a material adverse effect on the condition (financial or otherwise), business, assets, results of operations or prospects of the Company and its subsidiaries, taken as a whole.

         1.8 "Person" means an individual, corporation, partnership, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

         1.9 "1996 Preferred Stock" means the 1996 Senior Preferred Stock, par value $1.00 per share, of the Company, having the rights and preferences and subject to the terms and conditions stated in the Certificate of Designation, Preferences and Rights of 1996 Senior Preferred Stock of even date herewith, attached hereto as Exhibit A.
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         1.10    "Registration Rights Agreement" means the Registration Rights
Agreement relating to the Common Stock issuable pursuant to the exercise of the Warrants, in the form attached hereto as Exhibit B, to be entered into as of the date hereof.

         1.11    "SEC Filings" has the meaning set forth in Section 3.5.

         1.12 "Securities" means the 1996 Preferred Stock, the Warrants and the Common Stock issuable upon the exercise of Warrants.

         1.13 "Sell Along Rights Agreement" means the Sell Along Rights Agreement to be entered into pursuant to Section 6.2 hereof, in the form attached hereto as Exhibit C, to be entered into as of the date hereof.

         1.14    "Warrants" means the Invemed Warrants and the Investor
Warrants.

         1.15 "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         1.16 "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

    2. Purchase and Sale of 1996 Preferred Stock and Warrants and Issuance of Invemed Warrants. Subject to the terms and conditions of this Agreement, the Investors hereby purchase and the Company hereby sells and issues to the Investors 6,000 shares of 1996 Preferred Stock and the Investor Warrants at an aggregate purchase price of $6,000,000, the receipt of which is hereby acknowledged. Furthermore, the Company hereby issues the Invemed Warrants to Invemed and the officers and employees of Invemed and the shareholders of Invemed's parent corporation, all as set forth in Schedule A hereto (each of whom, together with Invemed shall also be considered an "Investor" for purposes of this Agreement), in consideration for services that have been provided by Invemed in connection with this transaction. The respective numbers of shares of Preferred Stock and shares underlying the Investor Warrants, and the consideration paid therefor, and the respective numbers of shares underlying Invemed Warrants with respect to each Investor is set forth in Schedule A.

    3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that:

         3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as now conducted. The copies of the Certificate of Incorporation, as amended (the "Certificate of Incorporation"), and By-Laws, as amended (the "By-Laws") of the Company delivered to the Investors are true and complete and have not, since the respective dates of such Certificate of Incorporation, and By-Laws, been amended or repealed (except for the Certificate of Designations, Preferences and Rights of 1996 Senior Preferred Stock in the form set forth as Exhibit A to this Agreement which was not included therein and is filed concurrently herewith with the Secretary of State of the State of Delaware). The Company and each of its subsidiaries is duly qualified as a foreign corporation in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification necessary unless the failure to so qualify would not have a Material Adverse Effect.

         3.2 Authorization. All requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement and the Registration Rights Agreement,
(ii) the performance of all obligations of the Company hereunder or thereunder and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities has been taken, and this Agreement and the Registration Rights Agreement constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with their terms.

         3.3 Valid Issuance; Fully Diluted Common Stock Before Closing.

             (i) The authorized capital stock, and the outstanding capital stock, of the Company consists, in each case immediately prior to the Closing, solely of the shares indicated in part 1 of Exhibit F to this Agreement. Immediately following the sale to the Investors at the Closing contemplated hereby, the authorized capital stock, and the outstanding capital stock, of the Company will consist in each case solely of the shares indicated in part 2 of Exhibit F to this Agreement. The voting powers, designations, preferences and relative, participating, optional and other rights of the 1996 Preferred Stock, and the qualifications, limitations or restrictions thereof are as fully set forth in Exhibit A to this Agreement. All of the outstanding shares of capital stock indicated in part 2 of Exhibit F are duly authorized and are fully paid and nonassessable and, assuming the representations of the Investors in Sections 4.3, 4.6 and 4.9 of this Agreement are correct, issued in compliance with all applicable securities laws. Except as set forth in part 3 of Exhibit F, no one is entitled to preemptive or similar statutory or contractual rights with respect to any securities of the Company. All necessary and appropriate waivers of stockholders with respect to the consummation of the transactions and the performance of the obligations of the Company contemplated hereby have been obtained, and the Company shall promptly obtain any necessary waivers not heretofore obtained. Except as disclosed in part 4 of Exhibit F to this Agreement, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, or to transfer any equity securities of any kind, and the Company and its subsidiaries do not have any present plan or intention to issue any equity securities of any kind, or to transfer any equity securities of any kind owned by them. Except as disclosed in part 5 of Exhibit F, the Company does not know of any voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the securityholders of the Company relating to the securities held by them. The Company has not agreed, and has no present intention, to register any of its securities under the Securities Act of 1933, as amended, except as provided in the agreements listed in part 6 of Exhibit F.

             (ii) The number of outstanding shares of Common Stock immediately prior to the Closing, as indicated in part 1 of Exhibit F of this Agreement, plus the number of shares of Common Stock issuable pursuant to outstanding rights and agreements on a fully diluted basis immediately prior to the Closing, assuming the complete exercise or conversion of all rights to acquire capital stock of the Company until such rights and subsequent rights incident to exercise or conversion are fully exercised or converted for Common Stock, together represent less than 75 million shares of Common Stock immediately prior to the Closing.

         3.4 Governmental Consents. The execution, delivery and performance by the Company of the Agreements require no action by or in respect of, or filing with, any governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws, which the Company undertakes to file within the applicable time periods.

         3.5 Delivery of SEC Filings. The Company has delivered or made available to the Investors (i) its Annual Report on Form 10-K for its fiscal year ended December 31, 1994, (ii) its quarterly reports on Form 10-Q for each fiscal quarter subsequent to that fiscal year end, and (iii) any other documents filed with the Securities and Exchange Commission (the "SEC") since December 31, 1994 (collectively, the "SEC Filings").

         3.6 Use of Proceeds. The proceeds of the sale of the Securities hereunder shall be used by the Company for the build-out and opening of hearing care centers in the New York area to comply with the Company's agreement with Oxford Healthcare, completion and installation of the Company's point-of-sale and database management system, retirement of debt listed in Schedule 3.6 hereto and general corporate purposes.

         3.7 No Material Adverse Change. Except as set forth in Schedule 3.7, since September 30, 1995, there has not been:

             (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, except changes in the ordinary course of business which have not had, in the aggregate, a Material Adverse Effect;

             (ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

             (iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or any of its subsidiaries;

             (iv) any waiver by the Company or any of its subsidiaries of a valuable right or of a material debt owed to it;

             (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or any of its subsidiaries, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

             (vi) any material change or amendment to a material contract or arrangement by which the Company or any of their subsidiaries or any of its assets or properties is bound or subject;

             (vii) any material change in any compensation arrangement or agreement with any employee of the Company or any of its subsidiaries who now earns, or who would earn as a result of such change, in excess of $100,000 per annum or any other officer of the Company or any of its subsidiaries;

             (viii) any labor difficulties or labor union organizing activities with respect to employees of the Company or any of its subsidiaries;

             (ix) any transaction entered into by the Company or any of its subsidiaries other than in the ordinary course of business; or

             (x) any other event or condition of any character which might have a Material Adverse Effect, which is not reflected in the SEC Filings.

         3.8 SEC Filings; Material Contracts.

             (i) As of its filing date, each report filed by the Company with the SEC pursuant to the 1934 Act, complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

             (ii) Each registration statement and any amendment thereto filed by the Company pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale or securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

             (iii) Except as listed in Schedule 3.8 hereto, there are no agreements or instruments currently in force and effect that constitute a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K) of the Company or that constitute a warrant, option, convertible security or other right, agreement or arrangement of any character under which the Company is or may be obligated to issue any equity security of any kind, or to transfer any equity security of any kind. The Company has delivered to the Investors prior to the Closing full and complete copies of all agreements indicated in Schedule 3.8 hereto.

         3.9 Reservation of Shares. The Company has reserved a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants, and such shares, when issued in accordance with the terms of the Warrants, will be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws.

         3.10 Disclosures. No representation or warranty made under any Section hereof and no information furnished by the Company pursuant hereto, or in any other document delivered by the Company to an Investor or any authorized representative of an Investor, pursuant to the Agreements or in connection therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the respective statements contained herein or therein, in light of the circumstances under which the statements were made, not misleading.

         3.11 Registration Rights. The registration rights granted to the Investors pursuant to the Registration Rights Agreement are at least as favorable to the Investors as those granted to any holder of any securities of the Company are to such holder.
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         3.12    No Breach, Violation or Default.  The execution, delivery and performance of this Agreement and the Registration Rights Agreement and the issuance and sale of the Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation (assuming, for this purpose, that the representations of the Investors in Sections 4.3, 4.6 and 4.9 are correct) or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the Certificate of Incorporation or By-Laws of the Company or any such subsidiary.

         3.13 Title to Properties. Except as disclosed in the SEC Filings, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

         3.14 Certificates, Authorities and Permits. The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

         3.15 No Labor Disputes. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

         3.16 Intellectual Property. The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "Intellectual Property Rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

         3.17 Environmental Matters. Neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the

Company is not aware of any pending investigation which might lead to such a claim.

         3.18 Litigation. Except as disclosed in the SEC Filings, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Securities; and to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

         3.19 Financial Statements. The financial statements included in each SEC Filing present fairly the consolidated financial position of the Company and its subsidiaries as of the dates shown and their consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles applied on a consistent basis.

         3.20 Insurance Coverage. The Company and its subsidiaries maintain insurance coverage that is standard for comparably situated companies for the business being conducted, and properties owned or leased, by the Company and its subsidiaries.

    4. Representations and Warranties of the Investors. Each of the Investors hereby represents and warrants, as to itself only, to the Company that:

         4.1 Organization and Existence. If such Investor is a corporation or partnership, such Investor is a validly existing corporation or partnership and has all requisite corporate or partnership power and authority to invest in the Securities of the Company pursuant to this Agreement.

         4.2 Authorization. The execution, delivery and performance by such Investor of the Agreements have been duly authorized. Upon execution and delivery, the Agreements will each constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with such agreement's terms.

         4.3 Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder will be acquired for investment for the Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that subject to the following proviso, such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities; an Investor that is a corporate entity may distribute Securities to its executive officers, directors or shareholders or, in the case of Invemed, to its employees who are registered representatives under the 1934 Act; an Investor that is a partnership may distribute Securities to its partners; and Invemed may transfer Invemed Warrants to its designee to serve on the Company's Board of Directors.

         4.4 Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

         4.5 Disclosure of Information. Such Investor has had an opportunity to ask questions and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.

         4.6 Restricted Securities. Such Investor understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Investor represents that it understands the resale limitations imposed by the 1933 Act.

         4.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, each Investor further agrees (except as otherwise set forth in Section 4.3) not to make any disposition of all or any portion of the Securities unless and until:

             (a) There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

             (b) (i) Such Investor shall have notified the Company of the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company and its counsel, that such disposition will not require registration of such shares under the 1933 Act. This subsection shall be inapplicable to dispositions made pursuant to Rule 144.

         4.8 Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following legends (until such time as the Securities may be freely transferred pursuant to Rule 144(k), at which time such legends shall be removed at the request of the Investor or its assignee):

             (a) "These securities have not been registered under the Securities Act of 1933 (the "Act"). They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under the Act or an exemption from the registration requirements of the Act."

             (b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

         4.9 Accredited Investor. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

         4.10 Confidentiality. Such Investor shall maintain in confidence, and shall not use or disclose without the prior written consent of the Company, any information clearly marked "confidential" that is furnished to such Investor by the Company in connection with this Agreement. This obligation of confidentiality shall not apply, however, to any information (a) in the public domain through no act or failure to act by such Investor that was not authorized in writing by the Company, or (b) lawfully disclosed to such

Investor by a third party who possessed such information without any obligation of confidentiality to the Company.

         4.11 Litigation. There is no action, suit, investigation or proceeding pending against, or to the knowledge of such Investor, threatened against or affecting, such Investor before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

    4A. Additional Representation and Warranty of Invemed. Invemed hereby represents and warrants that (i) it is a registered broker-dealer under the 1934 Act, and is similarly registered pursuant to the applicable securities laws in the states of California, Connecticut, Florida, Georgia, New Jersey, New York and Pennsylvania (the "Investor States"); (ii) Thomas L. Teague and G. Allen Mebane did not solicit any persons in connection with the offering of the Securities and are not receiving Invemed Warrants in connection with soliciting any persons in connection with the offering of the Securities; (iii) Kenneth G. Langone and Cristina H. Kepner are registered representatives with the National Association of Securities Dealers and hold similar qualifications in each of the Investor States; and (iv) Carlisle Jones is a registered representative with the National Association of Securities Dealers and holds similar qualifications in all of the Investor States other than Georgia, and did not solicit any Georgia residents in connection with the offering of the Securities.

    5. Registration Rights Agreement. The parties acknowledge and agree that part of the inducement for each Investor to enter into this Agreement is the Company's execution and delivery of the Registration Rights Agreement. The parties acknowledge and agree that simultaneously with the execution hereof, the Registration Rights Agreement is being duly executed and delivered by the parties thereto.

    6.   Other Covenants and Agreements.

         6.1 Board of Directors Representation. The Company hereby agrees that for so long as Invemed or any of its executive officers or directors are the registered and beneficial owners of any Securities and prior to redemption of all outstanding 1996 Preferred Stock, the Company will nominate and use its best efforts to cause to be elected one designated representative of Invemed to serve on the Company's Board of Directors. If Invemed does not specify a nominee to the Company within 30 days of the Closing, Invemed shall return to the Company Invemed Warrants to purchase 250,000 shares of Common Stock.

         6.2 Limitation on Sales by Certain Management. Dr. Paul A. Brown (the Company's founder, Chief Executive Officer and Chairman of the Board) hereby agrees that, in the event he proposes to transfer in one transaction or a series of related transactions five percent (5%) of the shares of the Company's Common Stock owned by him (other than sales effected on Nasdaq, through the NASD Bulletin Board, or on a national securities exchange pursuant to Rule 144 under the 1933 Act), Dr. Brown shall permit the Investors to sell the same proportionate number of shares of Common Stock held by the Investors (and/or underlying the Investor Warrants that may then be exercised) as Dr. Brown shall sell for the same consideration and otherwise on the same terms and conditions to be received by Dr. Brown in the proposed sale. Dr. Brown and the Investors acknowledge and agree that simultaneously with the execution hereof, they have duly executed a Sell Along Rights Agreement detailing the parties respective rights and obligations in respect to this matter, as set forth in Exhibit C attached hereto.

         6.3 Return of Confidential Information. Each Investor shall return to the Company information subject to Section 4.11 of this Agreement upon request by the Company. Such Investor agrees that it will restrict access to the Company's confidential information among its officers, directors, partners, employees, agents and representatives to those persons with a need to use such information.

         6.4 Reverse Stock Split. The Company hereby agrees that it shall effect a 1-for-15 reverse stock split of its Common Stock no later than the next annual meeting of shareholders of the Company. In no event, however, shall such meeting be held later than May 31, 1996.

         6.5 No Dividends. The Company hereby agrees that it shall not declare or pay any dividends prior to the redemption of all outstanding 1996 Preferred Stock.

         6.6 Opinion of Counsel. The Company has delivered, simultaneously with the execution and delivery of this Agreement, the opinion of Bryan Cave LLP, its counsel, in the form attached hereto as Exhibit G. Within a reasonable time after the Closing, but in no event more than 60 days after the date hereof, the Company shall deliver the opinion of Bryan Cave LLP in the form attached hereto as Exhibit H.

         6.7 Reservation of Common Stock Pursuant to Exercise of Warrants. The Company hereby agrees to at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of permitting exercise of the Warrants, such number of shares of Common Stock as shall from time to time be sufficient to permit the exercise of all Warrants in accordance with the terms of the Warrants.

         6.8 Relative Equity Interest Represented By the Warrants. In entering into this Agreement, the Investors have relied upon, among other things, the representation and warranty set forth in Section 3.3(ii) hereto concerning the outstanding capital stock of the Company and rights to acquire capital stock of the Company immediately prior to the Closing. In the event it is later determined that the representation and warranty in Section 3.3(ii) hereto is untrue and the sum expressed therein is greater than 75 million, the Company shall notify each Investor within ten days of discovery and prepare, execute and deliver to the Investors, within ten days thereafter, such additional documents and certificates in order to equitably adjust the Warrants for the benefit of the Investors. The adjustment referenced in the preceding sentence shall involve the issuance of additional Warrants and/or the reduction of the exercise price of the Warrants, which adjustment shall be approved in writing by the holders of a majority of the Warrants.

    7.   Survival.

         7.1 Survival of Provisions. All representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements as of the date hereof and shall survive the execution and delivery of this agreement for a period of five years and six months from the date of this Agreement; provided, however, that the provisions contained in
Section 6 hereof shall survive in accordance therewith.

    8.   Miscellaneous.

         8.1 Successors and Assigns. This Agreement may not be assigned by either party without the prior written consent of the other party hereto, except that without the prior written consent of the Company, but after notice duly given, an Investor may assign its rights and delegate its duties hereunder to an Affiliate or to any permitted assignee under Section 4.3, and without the prior written consent of Investor, but after notice duly given, the Company may assign its rights and delegate its duties hereunder to any successor-in-interest corporation in the event of a merger or consolidation of the Company with or into another corporation, or any merger or consolidation of another corporation with or into the Company which results directly or indirectly in an aggregate change in the ownership or control of more than 50% of the voting rights of the equity securities of the Company, or the sale of all or substantially all of the Company's assets. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         8.2 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         8.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, or if sent by telex or telecopier, upon receipt of the correct answer back, or upon deposit with the United States Post Office, by registered or certified mail, or upon deposit with an overnight air courier, in each case postage prepaid and addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

             If to the Company:

                 HEARx Ltd.
                 471 Spencer Drive
                 West Palm Beach, Florida  33409
                 Attn:  Dr. Paul A. Brown

                 with a copy to

                 Bryan Cave LLP
                 700 13th Street, N.W.
                 Washington, D.C. 20005
                 Attn:  LaDawn Naegle, Esq.

             If to the Investors:

                 Invemed Associates, Inc.
                 375 Park Avenue
                 New York, NY  10152
                 Attn:  Cristina H. Kepner

                 with a copy to:

                 Morgan, Lewis & Bockius LLP
                 2000 One Logan Square
                 Philadelphia, PA  19103
                 Attn:  Alan Singer, Esq.

         8.5 Finder's Fee. Each party represents that (except for the delivery by the Company of the Invemed Warrants pursuant to this Agreement) it neither is nor will be obligated for any finder's fee or commission in connection with this transaction.

         8.6 Expenses. The Company shall pay all costs and expenses incurred with respect to the negotiation, execution, delivery and performance of the Agreements, including, without limitation, the fees of Morgan, Lewis & Bockius LLP, counsel to Invemed.

         8.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least 66-2/3% of the Securities other than the Invemed Warrants (for this purpose, each share of Preferred Stock shall be deemed to be 1,000 Securities and each share of Common Stock underlying the Investor Warrants shall be deemed to be one Security). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company. Notwithstanding the foregoing, the provisions of
Section 6.1 hereto shall be amended only with the consent of the Company and Invemed.

         8.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         8.9 Entire Agreement. This Agreement, including the Exhibits and Schedules hereto, the Registration Rights Agreement and the Sell Along Rights Agreement, constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

         8.10 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

         8.11 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

                                      * * *

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

The Company                           HEARx LTD.

                                      By:
                                          -------------------------------------
                                          Name:  Paul A. Brown, M.D.
                                          Title: Chairman of the Board

Invemed                               INVEMED ASSOCIATES, INC.

                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:

The Investors
                                      -----------------------------------------
                                      Michael C. Neus


                                      -----------------------------------------
                                      Michael Erlbaum


                                      -----------------------------------------
                                      Steven Erlbaum


                                      -----------------------------------------
                                      Harris Berenholz


                                      -----------------------------------------
                                      Scott Bessent


                                      -----------------------------------------
                                      Arthur M. Blank


                                      -----------------------------------------
                                      Ronald M. Brill


                                      -----------------------------------------
                                      Elliot P. Broidy


                                      -----------------------------------------
                                      Walter E. Burlock

The Investors
                                      -----------------------------------------
                                      Walter Channing


                                      -----------------------------------------
                                      Stanley Druckenmiller


                                      -----------------------------------------
                                      John A. Ehinger


                                      -----------------------------------------
                                      Marianne Ehinger


                                      -----------------------------------------
                                      Gary Erlbaum


                                      -----------------------------------------
                                      Arminio Fraga


                                      -----------------------------------------
                                      Gary Gladstein


                                      -----------------------------------------
                                      John M. Hennessy


                                      -----------------------------------------
                                      Carlisle Jones


                                      -----------------------------------------
                                      Cristina H. Kepner


                                      -----------------------------------------
                                      Bruce M. Langone


                                      -----------------------------------------
                                      Kenneth G. Langone


                                      -----------------------------------------
                                      Elizabeth Larson


                                      -----------------------------------------
                                      Stephen A. Levin

The Investors
                                      -----------------------------------------
                                      Bernard Marcus


                                      -----------------------------------------
                                      G. Allen Mebane


                                      -----------------------------------------
                                      Charles J. Murphy


                                      -----------------------------------------
                                      Gabriel Nechamkin


                                      -----------------------------------------
                                      Mark Sonnino


                                      -----------------------------------------
                                      George Soros


                                      -----------------------------------------
                                      Andrew R. Taussig


                                      -----------------------------------------
                                      Susan F. Taussig


                                      -----------------------------------------
                                      Thomas L. Teague


                                      -----------------------------------------
                                      Sean Warren


The undersigned joins in this Agreement
for the purpose of being bound by the
provisions of Section 6.2 hereof.


- ---------------------------------------
Paul A. Brown

                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "Agreement") is made and entered as of this 26th day of January, 1996, by and among HEARx LTD, a Delaware corporation (the "Company"), Invemed Associates, Inc., a New York corporation ("Invemed"), and the Investors listed on Schedule A hereto pursuant to the Stock Purchase Agreement (the "SPA") dated as of the date hereof, by and among the Company, Invemed and the Investors.

         The parties hereby agree as follows:

         1.  Certain Definitions

             As used in this Agreement, the following terms shall have the following meanings:

             "Common Stock" shall mean the Common Stock, par value $0.10 per share, of the Company.

             "Invemed Warrants" means warrants to purchase up to 2,250,000 shares of Common Stock issued pursuant to the SPA.

             "Investors" shall mean the Investors as defined in the SPA.

             "Investor Warrants" means warrants to purchase up to an aggregate of 14,909,090 shares of Common Stock issued pursuant to the SPA.

             "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

             "1996 Preferred Stock" shall mean the 1996 Senior Preferred Stock, par value $1.00 per share, of the Company.

             "Register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document.

             "Registrable Securities" shall mean (i) the Common Stock acquired upon the exercise of the Investor Warrants or the Invemed Warrants and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned.

             "Registration Statement" shall mean any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

             "SEC" means the U.S. Securities and Exchange Commission.

             "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

             "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

             "Warrants" means the Invemed Warrants and the Investor Warrants.

         2.  Demand Registration.

             (a) Request for Registration. The holders of more than 50% of the Registrable Securities (computed in accordance with the provisions of the third and fourth sentence of Section 9(b)) may request registration under the 1933 Act of those Registrable Securities described in the notice to the Company requesting such registration. Within ten days after receipt of any such request, the Company will give written notice of such request to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the holder has given notice to the Company of such holder's request for inclusion therein within 30 days after the receipt by such holder of the Company's notice. The holders of those Registrable Securities who originally requested registration and the holders who, in the manner specified above, thereafter requested to be included in such registration shall be collectively referred to herein as the "Participating Holders." If adverse tax consequences to the holder might result from exercise of the Warrant and the subsequent sale of the Common Stock acquired pursuant to the Warrant, the Company will use its best efforts to cause the underwriter of any underwritten Demand Registration or underwritten Piggyback Registration to purchase and exercise such Warrant or portion thereof as may be proffered by the holder thereof so that the holder may sell the Warrant or a portion thereof.

             (b) Demand Registration. The holders of Registrable Securities will collectively be entitled to only one demand registration as provided in subsection (a) above (the "Demand Registration") and that demand may be made at any time specified in subsection (a) by the holders of at least 50% of all outstanding Registrable Securities. The Company will pay all Registration expenses associated therewith, excluding discounts, commissions, or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or fees or expenses of counsel to the holders in excess of $15,000. The Demand Registration will be a short-form registration on Form S-3 or any successor form thereof if the Company is permitted to use such short form. No securities other than Registrable Securities shall be included in the Demand Registration without the consent of the holders of at least 50% of all outstanding Registrable Securities.

             (c) Restrictions on Registration. The Company will not be obligated to effect any long-form Registration within six months after the effective date of a registration in which the holders of Registrable Securities were given piggyback rights pursuant to paragraph 3. The Company may postpone for up to three months the filing or the effectiveness of a registration statement for the Demand Registration if the Company's Board of Directors determines in good faith that the Demand Registration can be reasonably expected to have a materially adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in a transaction or series of transactions that are or may be material to the Company; provided that the

Company may exercise this right only once in any 180 day period; and, provided further, that in the event the Company exercises this right, the Participating Holders will be entitled to withdraw such request and, if such request is withdrawn, such demand will not count as the Demand Registration.

             (d) Selection of Underwriters. The Participating Holders, by action of the holders of a majority of the Registrable Securities to be included in such registration, will have the right to select one or more investment banker(s) and manager(s), reasonably acceptable to the Company, to administer the offering.

         3.  Piggyback Registrations.

             (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the 1933 Act, other than (i) pursuant to the Demand Registration, (ii) any other demand registration now outstanding to other holders of the Company's securities (which holders have the right to exclude holders of Registrable Securities from such registration) or (iii) registration on Form S-8, the Company will give 30 days prior written notice to all holders of Registrable Securities of the intention to effect such a registration and, subject to the provisions of subsection (c) hereof, will include in such registration all Registrable Securities with respect to which the holder has given notice of request for inclusion therein to the Company within 15 days after the receipt of the Company's notice (a "Piggyback Registration" and such requesting holders of Registrable Securities being herein referred to as "Piggyback Holders").

             (b) Piggyback Expenses. The Company will pay all Registration expenses of the Piggyback Holders, excluding discounts, commissions, or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities and excluding fees or expenses of counsel to the holders in excess of $5,000.

             (c) Priority on Piggyback Registration. If in respect of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the number of securities to be included in such registration exceeds the number which can be sold in such offering, the priority of registration will be as follows: (i) first, the shares sought by the Company to be registered shall be included in such registration; and (ii) second, if all such shares are so included, all Registrable Securities requested by the Piggyback Holders to be included in such registration shall be so included along with other registrable securities of other holders exercising or otherwise given piggyback registration rights, pro rata on the basis of the number of shares requested to be included in each registration by such holders.

             (d) Selection of Underwriters. The Company will have the right to select one or more investment banker(s) and manager(s) to administer the offering.

         4.  Holdback Agreements.

             (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which such holder's Registrable Securities are included (except as part of such underwritten registration) unless the underwriters managing the registered public offering otherwise agree; provided, that in no event shall a holder of Registrable Securities be subject to a limitation on sale or distribution that covers a period longer than that to which any other securityholder whose securities are included in the registration is subject.

             (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registration on Form S-8), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of at least 5% of any class of its equity securities, or any person that would own 5% of the Company's outstanding equity securities on conversion, exchange or exercise of securities convertible into or exchangeable or exercisable for such securities, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering made subsequent to such offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

         5. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

             (a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period which will terminate when all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold or a period of one year, whichever is shorter;

             (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 5(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all Registrable Securities; provided that, at a time reasonably prior to the filing of a Registration Statement or Prospectus, or any amendments or supplements thereto, the Company will furnish to the Participating Holders or the Piggyback Holders, as the case may be, copies of all documents proposed to be filed, which documents will be subject to the comments of the Participating Holders or the Piggyback Holders, as the case may be, and their counsel;

             (c) notify the Participating Holders or the Piggyback Holders, as the case may be, promptly, and confirm such advice in writing, (i) when the Prospectus or any supplement or post-effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

             (d) make reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement;

             (e) furnish to the Participating Holders or the Piggyback Holders, as the case may be, at least five copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

             (f) deliver to each Participating Holder or Piggyback Holder, as the case may be, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such holder may reasonably request in order to facilitate the disposition of the Registrable Securities;

             (g) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Participating Holders or the Piggyback Holders, as the case may be, and the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Participating Holders or the Piggyback Holders, as the case may be, or any underwriter reasonably requests in writing and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

             (h) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

             (i) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, usual and customary in form, with the managing underwriter of such offering; the Participating Holders or the Piggyback Holders, as the case may be, shall also enter into and perform their obligations under such agreement, usual and customary in form; the Company shall take such other actions as the underwriters reasonably request in order to expedite or facilitate a disposition of the Registrable Securities;

             (j) upon request, furnish to each Participating Holder or Piggyback Holder, as the case may be, a signed counterpart, addressed to such holder, of (i) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, as the principal underwriter with respect to such registration may reasonably request (or, if such registration does not involve an underwritten offering, as may reasonably (i.e., in conformity with Statement on Auditing Standards No. 72, as amended, or any successor statement thereto) be requested by holders of a majority of the Registrable Securities included in such registration);

             (k) immediately notify each Participating Holder or Piggyback Holder, as the case may be, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

             (l) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration or the disposition of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve months, beginning after the effective date of the applicable Registration Statement, which earnings statement shall satisfy the provisions of subsection 11(a) of the 1933 Act (for the purpose of this subsection 5(b), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

         6.  Indemnification.

             (a) Indemnification by Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Participating Holder or Piggyback Holder as the case may be, such holder's officers, directors, partners and employees and each person who controls such holder (within the meaning of the 1933 Act) and each underwriter, if any (including any broker or dealer which may be deemed an underwriter) and each person who controls any underwriter of the Registrable Securities against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorney's fees) and expenses caused by (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or any preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon any information furnished in writing to the Company by such holder, expressly for use therein, or (ii) any violation by the Company of any federal, state or common law, rule or regulation applicable to the Company in connection with any Registration Statement, Prospectus or any preliminary prospectus, or any amendment or supplement thereto, and shall reimburse, as incurred, each of the foregoing persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claims. The foregoing is subject to the condition that, insofar as the foregoing indemnities relate to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus or Prospectus which is eliminated or remedied in any Prospectus or amendment or supplement thereto, the above indemnity obligations of the Company shall not inure to the benefit of any indemnified party if a copy of such final Prospectus or amendment or supplement thereto had been made available to such indemnified party and was not sent or given by such indemnified party at or prior to the time such action is required of such indemnified party by the 1933 Act and if delivery of such Prospectus or amendment or supplement thereto would have eliminated (or been a sufficient defense to) any liability of such indemnified party with respect to such statement or omission. Indemnity under this Section 4(a) shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the permitted transfer of the Registrable Securities.

             (b) Indemnification by Holder of Registrable Securities. In connection with any registration pursuant to the terms of this Agreement, the holder of Registrable Securities included in such registration will furnish to the Company in writing such information as the Company reasonably requests concerning the holder or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by the holder of Registrable Securities to the Company specifically for inclusion in such Registration Statement or Prospectus and that such information was substantially relied upon by the Company in preparation of the Registration Statement or Prospectus or any amendment or supplement thereto.
In no event shall the liability of the holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of all expense paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

             (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest may exist between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

             (d) Contribution. If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

         7. Holders Entitled to Equivalent Rights. If the registration rights of the holders of Registrable Securities granted pursuant to this Agreement are less favorable to such holders than registration rights available to any other holder ("Other Holder") of securities of the Company on the date hereof ("Other Rights") are to such Other Holder, this Agreement shall be immediately and automatically amended, without the requirement of any action by the parties hereto, to provide the holders of Registrable Securities under this Agreement with registration rights at least as favorable as such Other Rights.

         8. Termination. The Company shall be under no obligation to effect any registration under this Agreement with respect to any Registrable Securities that may be sold pursuant to Rule 144(k) under the 1933 Act, and this Agreement shall terminate with respect to those securities.

         9.  Miscellaneous.

             (a) Remedies. If the Company shall breach its obligations to register the Registrable Securities pursuant to this Agreement, the Investors shall be entitled to exercise all rights provided herein or granted by law, including recovery of damages, or in equity, including specific performance.

             (b) Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of at least 66-2/3% or more of the shares of Registrable Securities (and, in the case of any amendment, action or omission to act that affects adversely any specific holder of Registrable Securities or a specific group of holders of Registrable Securities, the written consent of each such holder or holders of 75% or more of the Registrable Securities held by such group). Each holder of any Registrable Securities at the time and any subsequent holder of Registrable Securities shall be bound by any consent authorized by this subsection 9(b), whether or not such Registrable Securities shall have been marked to indicate such consent. The percentage of Registrable Securities held by a holder or holders for purposes of this paragraph shall be based on the sum of the shares then currently issuable upon exercise of Warrants held by such holder or holders plus shares issuable upon exercise of Warrants which such holder or holders would be holding if Warrants for such shares owned by such holder or holders had not been exercised. Warrants and shares issued upon the exercise of Warrants that are not Registrable Securities will be excluded from the computation set forth in the preceding sentence. Notwithstanding the foregoing, this Agreement shall automatically be amended in accordance with the provisions of Section 7.

             (c) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 8.4 of the SPA.

             (d) Assignments and Transfers by Investors. This Agreement and all the rights and obligations of the Investors hereunder may not be assigned or transferred to any transferee or assignee except as set forth herein. Each Investor may make such assignment or transfer to any transferee or assignee of any Registrable Securities, provided, that (i) such transfer is made expressly subject to this Agreement and the transferee agrees in writing to be bound by the terms and conditions hereof, and (ii) the Company is provided with written notice of such assignment. The Investors may assign or transfer their rights and obligations hereunder to each other, so long as the Company is provided with written notice of any such assignment or transfer. In addition, the Company hereby expressly consents to transfers or assignments of this Agreement and all the rights and obligations of an Investor hereunder by the Investor that is a partnership to its partners, pro rata in accordance with their ownership interests in the Investor, by an Investor that is a corporation, to its executive officers, directors, or shareholders, and by an Investor that is an individual to his or her spouse or children, provided, however, that (i) such transfer is made expressly subject to this Agreement and each transferee agrees in writing to be bound by the terms and conditions hereof, and (ii) the Company is provided with written notice of any such assignment.

             (e) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company without the prior written consent of Investors, except that without the prior written consent of the Investors, but after notice duly given, the Company shall assign its rights and delegate its duties hereunder to any successor-in-interest corporation, and such successor-in-interest shall assume such rights and duties, in the event of a merger or consolidation of the Company with or into another corporation, or any merger or consolidation of another corporation with or into the Company which results directly or indirectly in an aggregate change in the ownership or control of more than 50% of the voting rights of the equity securities of the Company, or the sale of all or substantially all of the Company's assets.

             (f) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

             (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             (h) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

             (i) Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

             (j) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

             (k) Further Assurances. The Parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

             (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

             (m) Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

The Company:                      HEARx LTD.

                                  By:
                                      -----------------------------------------
                                      Name:  Paul A. Brown, M.D.
                                      Title: Chairman of the Board


Invemed:                          INVEMED ASSOCIATES, INC.

                                  By:
                                      -----------------------------------------
                                      Name:
                                      Title:


The Investors:


                                  ---------------------------------------------
                                  Harris Berenholz


                                  ---------------------------------------------
                                  Scott Bessent


                                  ---------------------------------------------
                                  Arthur M. Blank


                                  ---------------------------------------------
                                  Ronald M. Brill


                                  ---------------------------------------------
                                  Elliot P. Brody


                                  ---------------------------------------------
                                  Walter E. Burlock


                                  ---------------------------------------------
                                  Walter Channing


                                  ---------------------------------------------
                                  Stanley Druckenmiller


                                  ---------------------------------------------
                                  John A. Ehinger

                                  ---------------------------------------------
                                  Marianne Ehinger


                                  ---------------------------------------------
                                  Gary Erlbaum


                                  ---------------------------------------------
                                  Arminio Fraga


                                  ---------------------------------------------
                                  Gary Gladstein


                                  ---------------------------------------------
                                  John M. Hennessy


                                  ---------------------------------------------
                                  Carlisle Jones


                                  ---------------------------------------------
                                  Cristina H. Kepner


                                  ---------------------------------------------
                                  Bruce M. Langone


                                  ---------------------------------------------
                                  Kenneth G. Langone


                                  ---------------------------------------------
                                  Elizabeth Larson


                                  ---------------------------------------------
                                  Stephen A. Levin


                                  ---------------------------------------------
                                  Bernard Marcus


                                  ---------------------------------------------
                                  G. Allen Mebane


                                  ---------------------------------------------
                                  Charles J. Murphy

                                  ---------------------------------------------
                                  Gabriel Nechamkin


                                  ---------------------------------------------
                                  Mark Sonnino


                                  ---------------------------------------------
                                  George Soros


                                  ---------------------------------------------
                                  Andrew R. Taussig


                                  ---------------------------------------------
                                  Susan F. Taussig


                                  ---------------------------------------------
                                  Thomas L. Teague


                                  ---------------------------------------------
                                  Sean Warren


                                  ---------------------------------------------
                                  Michael C. Neus


                                  ---------------------------------------------
                                  Michael Erlbaum


                                  ---------------------------------------------
                                  Steven Erlbaum